[CANADIAN FLAG OMITTED]

Industry Canada                        Industrie Canada

Certificate                            Certificat
of Amendment                           de modification

Canada Business                        Loi canadienne sur
Corporations Act                       les societes par actions


--------------------------------------------------------------------------------
TROPHY CAPITAL INC.                                    411016-1

------------------------------------     ---------------------------------------
Name of corporation-Denomination         Corporation number-Numero de la societe
de la societe

I hereby certify that the articles       Je certifie que les statuts de la
of the above-named corporation were      societe susmentionnee ont ete modifies:
amended:

a)   under section 13 of the Canada  [ ] a)   en vertu de l'article 13 de la Loi
     Business Corporations Act in             canadienne sur les societes par
     accordance with the attached             actions, conformement a l'avis
     notice;                                  ci-joint;

b)   under section 27 of the Canada  [ ] b)   en vertu de l'article 27 de la Loi
     Business Corporations Act as             canadienne sur les societes par
     set out in the attached                  actions, tel qu'il est indique
     articles of amendment                    dans les clauses modificatrices
     designating a series of                  ci-jointes designant une serie
     shares;                                  d'actions;

c)   under section 179 of the        [X] c)   en vertu de l'article 179 de la
     Canada Business Corporations             Loi canadienne sur les societes
     Act as set out in the attached           par actions, tel qu'il est indique
     articles of amendment;                   dans les clauses modificatrices
                                              ci-jointes;

d)   under section 191 of the        [ ] d)   en vertu de l'article 191 de la
     Canada Business Corporations             Loi canadienne sur les societes
     Act as set out in the attached           par actions, tel qu'il est indique
     articles of reorganization;              dans les clauses de reorganisation
                                              ci-jointes;


     /s/ illegible
                                          February 16, 2004 / le 16 fevrier 2004

         Director - Directeur           Date of Amendment - Date de modification
--------------------------------------------------------------------------------

[CANADIAN FLAG OMITTED]

                                           ELECTRONIC          REPORT DE LA
                                           TRANSACTION         TRANSACTION
Industry Canada    Industrie Canada          REPORT            ELECTRONIQUE


                                           ARTICLES OF            CLAUSES
Canada Business  Loi canadienne sur les     AMENDMENT          MODIFICATRICES
Corporations Act societes par actions  (SECTIONS 27 OR 177) (ARTICLES 27 OU 177)




Processing Type -        E-Commerce/
Mode de traitement:      Commerce-E
--------------------------------------------------------------------------------
1. Name of Corporation -                   2. Corporation No. -
   Denomination de la societe                 No. de la societe


TROPHY CAPITAL INC.                                   411016-1
--------------------------------------------------------------------------------
3. The articles of the above-named corporation are amended as follows:

   Les statuts de la societe mentionnee ci-dessus sont modifies de la facon suivante:

     1. To remove the restrictions on share transfers set forth in article 4 of the Articles of Incorporation.

     2. To change the number of directors set forth in article 5 of the Articles of Incorporation from a minimum of 1 and a maximum of 11 directors to a minimum of 3 and a maximum of 11 directors.
















--------------------------------------------------------------------------------
Date         Name - Nom              Signature          Capacity of - en qualite

2004-02-16   PETER WANNER                               AUTHORIZED OFFICER
--------------------------------------------------------------------------------
                                                                     Page 1 of 1

                                                                   [CANADA LOGO]